UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

Exact Name of Registrant as Specified in Charter,
Commission	State of Incorporation, Address of Principal	IRS Employer
File Number	Executive Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-0478650

1-7310	Michigan Consolidated Gas Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-0478040

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
Forward-Looking Statements:
SIGNATURES
EXHIBIT INDEX
Earnings Release, Dated November 4, 2004
Financial Information, Dated November 4, 2004

Item 2.02. Results of Operations and Financial Condition.

DTE Energy is furnishing the Securities and Exchange Commission (“SEC”) with its earnings release issued November 4, 2004, announcing financial results for the quarter ended September 30, 2004. Copies of the earnings release and the financial information distributed for media and investor relations communications are furnished as Exhibits 99.1 and 99.2 and incorporated herein by reference, and contain the reconciliation and representations required by the SEC’s Regulation G.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1      Earnings Release of DTE Energy Company dated November 4, 2004, including reconciliation and representations required by
             Regulation G.

99.2      Financial Information Distributed for Media and Investor Relations Communications dated November 4, 2004.

Forward-Looking Statements:

This Form 8-K contains “forward-looking statements” that are subject to various assumptions, risks and uncertainties. They should be read in conjunction with the forward-looking statements in each of DTE Energy’s, The Detroit Edison Company’s (“Detroit Edison”) and Michigan Consolidated Gas Company’s (“MichCon”) 2003 Form 10-K (which forward-looking statements are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy, Detroit Edison and MichCon that discuss important factors that could cause DTE Energy’s, Detroit Edison’s and MichCon’s actual results to differ materially. DTE Energy, Detroit Edison and MichCon expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: November 4, 2004	DTE ENERGY COMPANY (Registrant)
/s/Daniel G. Brudzynski Daniel G. Brudzynski Vice President and Controller
THE DETROIT EDISON COMPANY (Registrant)
/s/Daniel G. Brudzynski Daniel G. Brudzynski Vice President and Controller
MICHIGAN CONSOLIDATED GAS COMPANY (Registrant)
/s/Daniel G. Brudzynski Daniel G. Brudzynski Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Earnings Release of DTE Energy Company dated November 4, 2004, including reconciliation and representations required by Regulation G.
99.2	Financial Information Distributed for Media and Investor Relations Communications dated November 4, 2004.